SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 2, 2020

CANNONAU CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-145876	80-0647954
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

937 "Old Senecca Turnpike Road
Skaneateles, NY 13252-9318
(Address of principal executive offices)

(315) 558-3702
(Registrant's Telephone Number)

Pacific Blue Energy Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On November 5, 2019 the Company purchased and retired into treasury 15,000,000 Common Shares from Luniel De Beer for $2,000.00.  As of that date, Luniel De Beer is no longer a shareholder of the Company.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description of Exhibits

10	Stock Purchase Agreement with Luniel De Beer dated November 5, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pacific Blue Energy Corp.

Date:	January 2, 2020	9By:	/s/Carmen J. Carbona
		Name:	Carmen J. Carbona
		Title:	Chief Executive Officer